UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2026

THE MIDDLEBY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9973	36-3352497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Toastmaster Drive, Elgin, Illinois	60120
(Address of Principal Executive Offices)	(Zip Code)

(847) 741-3300

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	MIDD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 6, 2026, The Middleby Corporation (the “Company”) entered into an Amendment to Cooperation Agreement (the “Amendment”) with Garden Investment Management, L.P. (“GI”), which amends that certain Cooperation Agreement, dated February 24, 2025, by and among the Company and GI (the “Cooperation Agreement”).

The Amendment extends the term of the Cooperation Agreement for another year, such that the Company has agreed to include Ed Garden in the Company’s slate of nominees for the election of directors at the Company’s 2026 annual meeting of stockholders (the “2026 Annual Meeting”), the Company’s Board of Directors (the “Board”) will recommend, support, and solicit proxies for Ed Garden’s election to the Board at the 2026 Annual Meeting, GI will continue to abide by the same standstill restrictions and voting commitments described in the Cooperation Agreement until the earlier of Mr. Garden ceasing to serve on the Board or 45 days prior to the advance notice deadline for the Company’s 2027 annual meeting of stockholders (the “Extended Standstill Period”), and the Company and GI will continue to abide by the same mutual non-disparagement provisions set forth in the Cooperation Agreement over the Extended Standstill Period.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment to Cooperation Agreement, dated January 6, 2026, by and among Garden Investment Management, L.P. and The Middleby Corporation.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MIDDLEBY CORPORATION

Date: January 6, 2026	By:	/s/ Bryan E. Mittelman
Bryan E. Mittelman
Chief Financial Officer